REVENUES	9 Months Ended
Sep. 30, 2020
Disclosure of disaggregation of revenue from contracts with customers [abstract]
REVENUES
12.	REVENUES

On June 3, 2020, the Company entered into a License Agreement with Medtronic, whereby the Company is providing exclusive access to certain IP rights relating to robotic assisted surgical technologies. The Company is accounting for the license fee at the point in time when the rights were transferred. The Company recognized revenue of $10 Million under this agreement.